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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): March 7, 2006

                                O. I. CORPORATION
             (Exact name of registrant as specified in its charter)


              Oklahoma                  0-6511             73-0728053
    ----------------------------     -----------      ----------------------
    (State or other jurisdiction     (Commission         (IRS Employer
        of incorporation)            File Number)     Identification Number)


                   151 Graham Road
                    P.O. Box 9010
                College Station, Texas                  77842-9010
            -----------------------------------         ----------
          (Address of principal executive office)       (Zip Code)

                                 (979) 690-1711
                ------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Nominating & Corporate Governance Committee unanimously approved, by written consent, their recommendation of nominees that would be submitted to the Board of Directors to stand for election at the 2006 Annual Meeting of Shareholders as follows:

Mr. Edwin B. King shall stand for election in May 2006, and upon election shall serve as a director and as Chairman of the Compensation Committee until his retirement from the Board of Directors by December 31, 2006.

Mr. Craig R. Whited shall stand for election in May 2006 and upon election shall serve as a director until his retirement from the Board of Directors by May 2007. Mr. Whited will serve as Chairman of the Audit Committee until December 31, 2006, at which time he will retire as chairman of the Audit Committee upon the selection of a new audit committee chairman.

Dr. Jack S. Anderson shall stand for election in May 2006 and upon election shall serve as a director until the annual meeting of shareholders to be held in 2007, or until his successor shall be named and qualified. Dr. Anderson shall continue to serve as Chairman of the Nominating & Corporate Governance Committee during such period. Dr. Anderson has also agreed to stand for election at the 2007 Annual Meeting of Shareholders, and upon election, shall serve as a director until the 2008 Annual Meeting of Shareholders, at which time he will retire from the Board of Directors.

Dr. Richard W. K. Chapman shall stand for election in May 2006 and upon election shall serve as a director until the annual meeting of shareholders to be held in 2007, or until his successor shall be named and qualified.

William W. Botts shall stand for election in May 2006 and upon election shall serve as a director until the annual meeting of shareholders to be held in 2007, or until his successor shall be named and qualified.

On March 7, 2006, the Board of Directors unanimously approved, by written consents, the Nominating and Corporate Governance Committee's recommendations as set forth above.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          O. I. CORPORATION


Date: March 7, 2006                       /s/ William W. Botts
                                          --------------------------------------
                                          Name:  William W. Botts
                                          Title: President/CEO